UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04451

Name of Fund: Legg Mason Special Investment Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

     Richard M. Wachterman, Esq.
     Legg Mason Wood Walker, Incorporated
     100 Light Street
     Baltimore, MD 21202

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31, 2005

Date of reporting period: March 31, 2005

Item 1 — Report to Shareholders

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Special Investment Trust’s annual report for the fiscal year ended March 31, 2005.

   Long-term investment results are shown in the tables on pages 7, 8, and 9. For more information about the Fund share classes included in the report, please contact your Legg Mason Financial Advisor.
   On March 22nd, the Fund’s investment adviser announced that Sam Peters would serve as co-manager of the Special Investment Trust. Sam has followed Bill Miller’s work for many years while developing his own investment track record. As a portfolio manager, Sam has led several larger sector funds focusing on the health care, technology, and financial services industries.
   The press release announcing Sam’s arrival included the following quote: “I’ve been an avid student of Bill Miller’s investment thinking for many years. I had the opportunity to meet Bill for the first time at the Santa Fe Institute in 2000, which further fueled my interest in his ideas and approach. I am thrilled to have the opportunity to co-manage with Bill and contribute to the investment process with the investment team.” We are delighted to have Sam join the investment team.
   Many Primary Class shareholders invest regularly in Special Investment Trust shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

April 29, 2005

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Special Investment Trust, Inc.

   Total returns for the Fund for various periods ended March 31, 2005, are presented below, along with those of some comparative indices:

			Average Annual Total Returns
	First
	Quarter		Five		Since
	2005	One Year	Years	Ten Years	InceptionA

Special Investment Trust
Primary Class	-5.46%	+3.23%	+6.19%	+15.31%	+13.56%
Financial Intermediary Class	-5.29%	N/A	N/A	N/A	+10.59%
Institutional Class	-5.21%	+4.30%	+7.32%	+16.52%	+16.59%
Lipper Mid-Cap Core FundsB	-1.16%	+9.50%	+3.36%	+12.13%	+9.78%
Russell Mid-Cap IndexC	-0.25%	+14.05%	+5.49%	+13.34%	+13.42%
Russell 2000 IndexD	-5.34%	+5.41%	+4.01%	+10.43%	+10.14%
S&P Mid-Cap 400 IndexE	-0.40%	+10.43%	+6.87%	+15.14%	+14.89%
S&P 500 Stock Composite IndexF	-2.15%	+6.69%	-3.16%	+10.79%	+12.03%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods longer than one year represent average annual returns.

A	The Fund’s Primary Class inception date is December 30, 1985. The Financial Intermediary Class inception date is July 30, 2004. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. It is not possible to invest in an index.

B	Average of the 321 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75 % of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

C	Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

D	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

E	A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

F	A market capitalization-weighted index, including reinvestment of dividends and capital gain distributions, that is generally considered representative of the U.S. stock market.

Annual Report to Shareholders

   For the fiscal year ended March 31, 2005, the S&P 500 rose 6.69%, while the S&P Mid-Cap 400 rose 10.43%. Higher stock prices, driven by strong corporate profit growth and a robust economy, were offset by rising oil prices and uncertainty over the progress of the war in Iraq. Also troubling the market were the longer-term implications of the Federal Reserve Board’s decision to begin raising the Fed Funds rate in June 2004. President Bush’s reelection helped the market stage a strong rally in the December quarter, but it sold off again as concerns about the interest rate and inflation outlook resurfaced and oil prices gained over 30% in the opening months of calendar 2005. In our opinion, the economy is now entering a pause just as it did in 1994 and 1995, before reaccelerating for a number of years.

   The Special Investment Trust underperformed its benchmark, the S&P Mid-Cap 400, for the fiscal year ended March 31, 2005, with a return of 3.23% versus 10.43% for the Index. Our decision not to own energy stocks negatively affected relative performance, as energy was the best performing sector in the Mid-Cap 400, returning over 45% for the year. Likewise, the Fund had no exposure to materials stocks, which had the second highest returns in the benchmark.
   Top performers for the past year included NII Holdings, WellPoint, and AmeriCredit Corp., up 63.9%, 38.3%, and 37.6%, respectively. Portfolio laggards included Cell Genesys, Level 3, and DeVry, down -62.4%, -48.5% and -37.3%, respectively. As Internet stocks generally underperformed, InterActiveCorp and Amazon.com posted returns of -29.6% and -20.8%, respectively. During the most recent quarter we added no names to the portfolio and sold out of one stock, Tenet Healthcare. Activity remained relatively light during the year, consistent with our long-term investment philosophy.

Legg Mason Funds Management, Inc.

April 29, 2005

DJIA 10,192.51

Annual Report to Shareholders

Expense Example

Special Investment Trust, Inc.

   As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees on Primary and Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2004, and held through March 31, 2005.

Actual Expenses

   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account	Ending Account	Expenses PaidA	Annualized
	Value	Value	During the Period	Expense
	10/1/04	3/31/05	10/1/04 to 3/31/05	Ratio

Primary Class
Actual	$1,000.00	$1,078.90	$9.12	1.76%
Hypothetical (5% return before expenses)	1,000.00	1,016.16	8.85
Financial Intermediary Class
Actual	$1,000.00	$1,082.70	$5.45	1.05%
Hypothetical (5% return before expenses)	1,000.00	1,019.70	5.29
Institutional Class
Actual	$1,000.00	$1,084.40	$3.79	0.73%
Hypothetical (5% return before expenses)	1,000.00	1,021.29	3.68

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason Special Investment Trust, Inc.

   The graphs on the following pages compare the Fund’s total returns to the Russell Mid-Cap and the S&P Mid-Cap 400 indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Performance Information — Continued

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+3.23%	+3.23%
Five Years	+35.05%	+6.19%
Ten Years	+315.51%	+15.31%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

Period Ended March 31, 2005

Average
	Cumulative	Annual
	Total Return	Total Return

Life of Class*	+10.59%	N/A

*Inception date: July 30, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning July 31, 2004.

N/A — Not Applicable

Performance Information — Continued

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+4.30%	+4.30%
Five Years	+42.34%	+7.32%
Ten Years	+361.44%	+16.52%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2005)
(As a percentage of net assets)

Top Ten Holdings (as of March 31, 2005)

% of
Security	Net Assets

WellPoint Inc.	7.4%
Providian Financial Corporation	6.2%
Nextel Communications, Inc.	5.9%
Amazon.com, Inc.	4.8%
InterActiveCorp	4.6%
NII Holdings Inc.	4.6%
Republic Services, Inc.	4.3%
Caremark Rx, Inc.	4.2%
The Bear Stearns Companies, Inc.	4.2%
CNET Networks, Inc.	3.4%

Performance Information — Continued

Annual Report to Shareholders

Selected Portfolio Performance A

Strongest performers for the year ended March 31, 2005B

1.	NII Holdings Inc.	+63.9%
2.	WellPoint Inc.	+38.3%
3.	AmeriCredit Corp.	+37.6%
4.	Providian Financial Corporation	+31.0%
5.	Republic Services, Inc.	+25.4%
6.	The Toronto-Dominion Bank	+21.3%
7.	Caremark Rx, Inc.	+19.6%
8.	Sepracor Inc.	+19.4%
9.	UnumProvident Corporation	+18.7%
10.	Mattel, Inc.	+18.5%

Weakest performers for the year ended March 31, 2005B

1.	Cell Genesys, Inc.	-62.4%
2.	Level 3 Communications, Inc.	-48.5%
3.	DeVry, Inc.	-37.3%
4.	Gemstar-TV Guide International, Inc.	-35.2%
5.	InterActiveCorp	-29.6%
6.	Amazon.com, Inc.	-20.8%
7.	Ceridian Corporation	-13.5%
8.	CNET Networks, Inc.	-8.7%
9.	Symantec Corporation	-7.9%
10.	Manpower Inc.	-5.8%

Portfolio Changes

Securities added during the 1st quarter 2005	Securities sold during the 1st quarter 2005

None	Tenet Healthcare Corporation

A	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

B	Securities held for the entire year.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

March 31, 2005
(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 97.7%
Consumer Discretionary — 23.2%
Internet and Catalog Retail — 9.4%
Amazon.com, Inc.	5,000	$171,350	A
InterActiveCorp	7,500	167,025	A

		338,375

Leisure Equipment and Products — 2.0%
Mattel, Inc.	3,300	70,464

Media — 6.5%
Gemstar-TV Guide International, Inc.	6,600	28,710	A
WPP Group plc	8,816	100,276
XM Satellite Radio Holdings Inc.	3,366	106,021	A

		235,007

Retail — 2.0%
Sears Holdings Corporation	535	71,255

Specialty Retail — 3.3%
AutoZone, Inc.	1,400	119,980	A

Consumer Staples — 5.2%
Food, Beverage and Tobacco — 5.2%
Dean Foods Company	3,000	102,900	A
The Pepsi Bottling Group, Inc.	3,000	83,550

		186,450

Financials — 19.2%
Capital Markets — 4.2%
The Bear Stearns Companies, Inc.	1,500	149,850

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

Annual Report to Shareholders

	Shares/Par	Value

Commercial Banks — 0.9%
TD Banknorth, Inc.	637	$19,900	A
The Toronto-Dominion Bank	306	12,638

		32,538

Consumer Finance — 8.8%
AmeriCredit Corp.	4,000	93,760	A
Providian Financial Corporation	13,000	223,080	A

		316,840

Insurance — 2.0%
UnumProvident Corporation	4,200	71,484

Thrifts and Mortgage Finance — 3.3%
Radian Group Inc.	2,500	119,350

Health Care — 15.4%
Biotechnology — 0.5%
Cell Genesys, Inc.	3,500	15,855	A,B

Health Care Providers and Services — 11.9%
Caremark Rx, Inc.	3,800	151,164	A
Priority Healthcare Corporation	490	10,598	A
WellPoint Inc.	2,118	265,491	A

		427,253

Pharmaceuticals — 3.0%
Sepracor Inc.	1,900	109,079	A

Annual Report to Shareholders

	Shares/Par	Value

Industrials — 9.0%
Commercial Services and Supplies — 9.0%
DeVry, Inc.	5,200	$98,384	A,B
Manpower Inc.	1,601	69,675
Republic Services, Inc.	4,600	154,008

		322,067

Information Technology — 11.9%
Internet Software and Services — 3.4%
CNET Networks, Inc.	13,000	122,720	A,B

IT Consulting and Services — 5.6%
Accenture Ltd.	2,737	66,106	A
Acxiom Corporation	4,000	83,720
Ceridian Corporation	3,000	51,150	A

		200,976

Software — 2.9%
Amdocs Limited	1,500	42,600	A
Symantec Corporation	2,800	59,724	A

		102,324

Telecommunication Services — 13.8%
Diversified Telecommunication Services — 3.3%
Cincinnati Bell Inc.	11,844	50,337	A
Level 3 Communications, Inc.	33,000	67,980	A

		118,317 ----------
Wireless Telecommunication Services — 10.5%
Nextel Communications, Inc.	7,500	213,150	A
NII Holdings Inc.	2,857	164,260	A

		377,410

Total Common Stock and Equity Interests (Identified Cost — $2,184,192)		3,507,594

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

Annual Report to Shareholders

	Par	Value

Repurchase Agreements — 2.4%
Bank of America 2.78%, dated 3/31/05, to be repurchased at $43,361 on 4/1/05 (Collateral: $44,315 Freddie Mac discount notes, 0%, due 4/26/05, value $44,228)	$43,358	$43,358
Goldman Sachs & Company 2.83%, dated 3/31/05, to be repurchased at $43,361 on 4/1/05 (Collateral: $43,160 Fannie Mae mortgaged-backed notes, 6%, due 10/1/34, value $44,111)	43,358	43,358

Total Repurchase Agreements (Identified Cost — $86,716)		86,716

Total Investments — 100.1% (Identified Cost — $2,270,908)		3,594,310
Other Assets Less Liabilities — (0.1)%		(2,123)

Net assets — 100.0%		$3,592,187

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2005, the total market value of Affiliated Companies was $236,959 and the identified cost was $242,644.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Special Investment Trust, Inc.

March 31, 2005
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $2,184,192)	$3,507,594
Short-term securities at value (Identified Cost – $86,716)	86,716

Total investments		$3,594,310

Receivable for:
Fund shares sold		2,367
Securities sold		3,103
Dividend and interest income		1,051
Other assets		30

		3,600,861

Liabilities:

Payable for:
Fund shares repurchased	3,192
Foreign tax withholding	15

Due to:
Manager	2,110
Distributor	2,891
Accrued expenses	466

		8,674

Net Assets		$3,592,187

Net assets consist of:

Accumulated paid-in-capital applicable to:
76,633 Primary Class shares outstanding	$2,046,878
338 Financial Intermediary Class shares outstanding	16,199
4,137 Institutional Class shares outstanding	143,133
Accumulated net realized gain/(loss) on investments and foreign currency transactions	62,575
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,323,402

Net Assets		$3,592,187

Net Asset Value Per Share:
Primary Class		$43.93

Financial Intermediary Class		$50.25

Institutional Class		$50.36

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Special Investment Trust, Inc.

For the Year Ended March 31, 2005
(Amounts in Thousands)

Investment Income:
Dividends
Affiliated companies	$—
Other securities	13,074	A
Interest	968

Total income			$14,042

Expenses:
Investment advisory fee	24,263

Distribution and service fees:
Primary Class	33,402
Financial Intermediary Class	27
Audit and legal fees	94
Custodian fee	468
Directors’ fees and expenses	46
Registration fees	90
Reports to shareholders	213

Transfer agent and shareholder servicing expense:
Primary Class	1,637
Financial Intermediary Class	9
Institutional Class	23
Other expenses	229

	60,501
Less: Fees reimbursed by adviser	(71)
Compensating balance credits	(3	)B

Total expenses, net of reimbursements			60,427

Net Investment Loss			(46,385)

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency transactions	356,146	C,D
Change in unrealized appreciation/ (depreciation) of investments and foreign currency translations	(193,218)

Net Realized and Unrealized Gain/(Loss) on Investments			162,928

Change in Net Assets Resulting From Operations			$116,543

A	Net foreign taxes withheld of $138.

B	See Note 1, Compensating Balance Credits, in the notes to financial statements.
C	See Note 1, Commission Recapture, in the notes to financial statements.
D	Includes $26,132 of gains realized on the sale of shares of Affiliated Companies.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Special Investment Trust, Inc.

(Amounts in Thousands)

	For the Years Ended
	March 31,

	2005	2004

Change in Net Assets:
Net investment loss	$(46,385)	$(38,148)
Net realized gain on investments and foreign currency transactions	356,146	148,440
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(193,218)	1,181,903

Change in net assets resulting from operations	116,543	1,292,195

Distributions to shareholders:

From net realized gain on investments:
Primary Class	(270,601)	(85,664)
Financial Intermediary Class	(1,053)	N/A
Institutional Class	(13,794)	(3,688)

Change in net assets from Fund share transactions:
Primary Class	155,171	260,392
Financial Intermediary Class	16,199	N/A
Institutional Class	34,530	33,005

Change in net assets	36,995	1,496,240

Net Assets:
Beginning of year	3,555,192	2,058,952

End of year	$3,592,187	$3,555,192

Accumulated net investment loss	$—	$(2)

N/A — Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Special Investment Trust, Inc.

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended March 31,

	2005		2004		2003		2002		2001

Net asset value, beginning of year	$46.0	6	$29.2	8	$35.7	2	$31.8	3	$40.2	8

Investment operations:
Net investment loss	(.6	0)	(.5	1)	(.2	8)	(.3	3)	(.3	4)
Net realized and unrealized gain/(loss) on investments	2.1	6	18.5	1	(4.9	6)	5.2	2	(6.5	9)

Total from investment operations	1.5	6	18.0	0	(5.2	4)	4.8	9	(6.9	3)

Distributions:
From net realized gain on investments	(3.6	9)	(1.2	2)	(1.2	0)	(1.0	0)	(1.5	2)

Total distributions	(3.6	9)	(1.2	2)	(1.2	0)	(1.0	0)	(1.5	2)

Net asset value, end of year	$43.9	3	$46.0	6	$29.2	8	$35.7	2	$31.8	3

Ratios/supplemental data:
Total return	3.2	3%	61.72%		(14.84)%		15.48%		(17.74)%
Expenses to average net assets	1.7	6%	1.78%		1.83%		1.79%		1.79%
Net investment loss to average net assets	(1.3	7)%	(1.33)%		(.93)%		(1.00)%		(.94)%
Portfolio turnover rate	17.7%		14.7%		18.5%		36.6%		36.7%
Net assets, end of year (in thousands)	$3,366,869		$3,375,792		$1,968,420		$2,380,611		$2,091,594

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	Period Ended
	March 31, 2005A

Net asset value, beginning of period	$48.25

Investment operations:
Net investment loss	(.21)
Net realized and unrealized gain/(loss) on investments	5.40

Total from investment operations	5.19

Distributions:
From net realized gain on investments	(3.19)

Total distributions	(3.19)

Net asset value, end of period	$50.25

Ratios/supplemental data:
Total return	10.59	%B
Expenses to average net assets	1.05	%C
Net investment income/(loss) to average net assets	(.66	)%C
Portfolio turnover rate	17.7%

Net assets, end of period (in thousands)	$16,987

A	For the period July 30, 2004 (commencement of operations) to March 31, 2005.

B	Not annualized.
C	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights — Continued

Institutional Class:

	Years Ended March 31,

	2005		2004		2003		2002		2001

Net asset value, beginning of year	$51.7	6	$32.4	7	$39.0	5	$34.3	5	$42.9	1

Investment operations:
Net investment income/(loss)	(.1	5)	(.1	2)	.0	4.0		5.0		4
Net realized and unrealized gain/(loss) on investments	2.4	4	20.6	3	(5.4	2)	5.6	5	(7.0	8)

Total from investment operations	2.2	9	20.5	1	(5.3	8)	5.7	0	(7.0	4)

Distributions:
From net realized gain on investments	(3.6	9)	(1.2	2)	(1.2	0)	(1.0	0)	(1.5	2)

Total distributions	(3.6	9)	(1.2	2)	(1.2	0)	(1.0	0)	(1.5	2)

Net asset value, end of year	$50.3	6	$51.7	6	$32.4	7	$39.0	5	$34.3	5

Ratios/supplemental data:
Total return	4.3	0%	63.40%		(13.91)%		16.69%		(16.86)%
Expenses to average net assets	0.7	3%	0.75%		0.78%		0.76%		0.75%
Net investment income/(loss) to average net assets	(.3	3)%	(.30)%		.11%		.04%		.75%
Portfolio turnover rate	17.7%		14.7%		18.5%		36.6%		36.7%

Net assets, end of year (in thousands)	$208,331		$179,400		$90,532		$103,741		$99,958

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Special Investment Trust, Inc.

(Amounts in Thousands)

1. Significant Accounting Policies:

   The Legg Mason Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end, diversified investment company.
   The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to the active classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged on Primary Class and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses which are determined separately for each class.
   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
   The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair values as determined under policies approved by the Board of Directors. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Notes to Financial Statements — Continued

Annual Report to Shareholders

   For the year ended March 31, 2005, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$619,161	$674,679

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Commission Recapture

   The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended March 31, 2005, these payments were less than $1.

Annual Report to Shareholders

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits

   The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended March 31, 2005, the Fund earned compensating balance credits of $3.

Other

   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Notes to Financial Statements — Continued

Annual Report to Shareholders

   Distributions during the years ended March 31, 2005 and 2004, were characterized as follows for tax purposes:

	For the Years Ended
	March 31,

	2005	2004

Ordinary income	$—	$5,938
Capital gains	285,448	83,414

Total distributions	$285,448	$89,352

   Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year.

   The tax basis components of net assets at March 31, 2005 were:

Unrealized appreciation	$1,495,537
Unrealized depreciation	(172,135)

Net unrealized appreciation/(depreciation)	1,323,402
Undistributed ordinary income	377
Undistributed long-term capital gains	62,198
Paid-in capital	2,206,210

Net assets	$3,592,187

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2005, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$46,387
Accumulated net realized gain/(loss)	(46,387)

   At March 31, 2005, the cost of investments for federal income tax purposes was $2,270,908.

Annual Report to Shareholders

3. Transactions With Affiliates:

   The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. (“LMFM”). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Advisory
Fee	Asset Breakpoint

1.00%	$0 - $100 million
0.75%	$100 million - $1 billion
0.65%	in excess of $1 billion

   The Fund’s agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors. For the year ended March 31, 2005, LMFM reimbursed the Fund $71 for these expenses.

   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA’s services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.
   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.75%	0.25%
Financial Intermediary Class	N/A	0.25%

   The Fund paid $102 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2005.

   LM Funds Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $467 for the year ended March 31, 2005.
   LMFM, LMFA, Legg Mason, and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.
   Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Notes to Financial Statements — Continued

Annual Report to Shareholders

4. Transactions With Affiliated Companies:

   An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended March 31, 2005, of companies that are or were affiliated were:

	Affiliate		Purchased		Sold						Realized
	Value at						Dividend	Shares at	Value at		Gain/
	3/31/04		Cost	Shares	Cost	Shares	Income	3/31/05	3/31/05		(Loss)

Cell Genesys, Inc.	$25,284	A	$9,693	1,400	$—	—	$—	3,500	$15,855		$—
CNET Networks, Inc.	134,290		—	—	—	—	—	13,000	122,720		—
DeVry, Inc.	96,480	A	38,521	2,000	—	—	—	5,200	98,384		—
Priority Healthcare Corporation	55,354		—	—	41,157	2,110	—	—	—	B	6,453
Sybase, Inc.	108,714		—	—	57,390	5,179		—	—	B	19,679

	$420,122		$48,214		$98,547		$—		$236,959		$26,132

5. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2005.

6. Fund Share Transactions:

   At March 31, 2005, there were 200,000 shares authorized at $.001 par value for the Primary Class, 100,000 shares authorized at $.001 par value for the Financial Intermediary

A	On April 1, 2004, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting shares.

B	As a result of the Fund reducing its investment in this security, the company is no longer an affiliated company at March 31, 2005.

Annual Report to Shareholders

Class, and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

			Financial
			Intermediary
	Primary Class		Class	Institutional Class

	Year Ended		Period Ended	Year Ended

	3/31/05	3/31/04	3/31/05A	3/31/05	3/31/04

Shares:
Sold	6,682	11,836	441	870	1,021
Reinvested	5,805	1,913	20	232	75
Repurchased	(9,144)	(7,689)	(123)	(431)	(418)

Net Change	3,343	6,060	338	671	678

Amount:
Sold	$298,920	$488,237	$21,329	$44,292	$48,594
Reinvested	262,864	83,405	1,053	11,976	3,629
Repurchased	(406,613)	(311,250)	(6,183)	(21,738)	(19,218)

Net Change	$155,171	$260,392	$16,199	$34,530	$33,005

7. Subsequent Event:

   On April 1, 2005, Legg Mason Capital Management, Inc. (“LMCM”) replaced Legg Mason Funds Management, Inc. as Investment Manager of the Fund. LMCM and LMFM are both wholly owned subsidiaries of Legg Mason, Inc. and the advisory personnel who managed the Fund as employees of LMFM will continue to do so as employees of LMCM. The compensation arrangements between the Fund and LMCM are identical to the previous arrangements between the Fund and LMFM.

A	For the period July 30, 2004 (commencement of operations) to March 31, 2005.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Legg Mason Special Investment Trust, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (hereafter referred to as the “Fund”) at March 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 18, 2005

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth),	Number of Legg Mason
Position(s) and Year	Funds Overseen and	Principal Occupation(s)
Elected	Other Directorships	During the Past Five Years

INDEPENDENT DIRECTORS:A

Hearn, Ruby P. (1940) Director since 2004 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Director since 1985 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. (1955) Director since 2002 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director since 1989 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director since 2002 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Municipal Mortgage & Equity, LLC.	Retired. Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director since 1999 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Renaissance Capital Greenwich Funds; and Director of Technology Investment Capital Corp.	Trustee of Colgate University; President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director since 2002 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

Tarola, Robert M. (1950) Director since 2004 B	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999.

Directors and Officers — Continued

Annual Report to Shareholders

Name, (Year of Birth),	Number of Legg Mason
Position(s) and Year	Funds Overseen and	Principal Occupation(s)
Elected	Other Directorships	During the Past Five Years

INTERESTED DIRECTORS:C

Curley, John F., Jr. (1939) Chairman and Director since 1985B	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of all Legg Mason funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director since 2001B	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios).	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Treasurer since 1985 B	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Treasurer of all Legg Mason funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Treasurer of Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Merz, Gregory T. (1958) Vice President and Chief Legal Officer since 2003B	Vice President and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios)	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002); Associate, Debevoise & Plimpton (law firm) (1985-1993).

Olmert, Amy M. (1963) Vice President and Chief Compliance Officer since 2004B	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of all Legg Mason funds, Western Asset Funds, Inc., Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Annual Report to Shareholders

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND OFFICERS

IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,
AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE
SECURITIES AND EXCHANGE COMMISSION
WEBSITE (http://www.sec.gov).

A	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

B	Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund are elected annually to serve until their successors are elected and qualified.

C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund, and as owners of common stock of Legg Mason, Inc.

D	Officers of the Fund are interested persons (as defined in the 1940 Act).

Directors and Officers — Continued

Annual Report to Shareholders

Board Consideration of Legg Mason Special Investment Trust, Inc.’s Investment Advisory and Management Agreement

   At its November 2004 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Funds Management, Inc., now Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Special Investment Trust, Inc. (“Special Investment Trust”) (the “Agreement”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interests of Special Investment Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Special Investment Trust. In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interests of Special Investment Trust and its shareholders.

   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Special Investment Trust on behalf of the Independent Directors requested certain information from the Adviser, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and the Adviser’s efforts to build and support a strong investment team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Special Investment Trust’s returns to those of appropriate Lipper category averages, specified benchmark indices and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Special Investment Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board reviewed the transition in portfolio management leadership that was under way and noted Special Investment Trust’s positive long-term performance record. Finally, the Board considered the level of service provided by the Adviser to Special Investment Trust Shareholders.

   The Board considered the Adviser’s procedures for executing portfolio transactions for Special Investment Trust and the Adviser’s report on the quality of its trade executions on behalf of Special Investment Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers.

Annual Report to Shareholders

   In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Special Investment Trust and profitability for the Adviser and its affiliates from their overall association with Special Investment Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Special Investment Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Special Investment Trust were shared with Special Investment Trust, the Board further noted that Special Investment Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. The Board also compared Special Investment Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts, including sub-advisory fees charged to other registered funds and fees for institutional accounts. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Special Investment Trust and to other accounts. Finally, the Board considered the benefits accruing to the Adviser and its affiliates by virtue of their relationship to Special Investment Trust.

   In addition to the November Board meeting at which the Agreement was reviewed, the Board meets at least another three times per year in order to oversee Special Investment Trust, including meetings at which the portfolio manager of Special Investment Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also draws upon its long association with the Adviser and its personnel, and the members’ familiarity with their culture, and the manner in which it has sought to strengthen and enhance itself.

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Special Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	On August 12, 2004, the Registrant’s Code of Ethics for Principal Executive and Financial Officers was amended. The amended Code is set forth as an exhibit to this filing. A brief description of the amendment is set forth below:

•	The fifth bullet point of Section IV has been revised to clarify that it applies to employment positions.

•	The sixth bullet point of Section IV has been revised to require that Covered Persons report any employment positions they (or a member of their immediate family) hold with a service provider to a fund.

•	Footnote one to the third bullet point in Section II has been added. That third bullet of Section II states that a Covered Officer should confer with the Chief Legal Officer if the Covered Officer will serve as director of any public company. There is an exception to the requirement to confer with the Chief Legal Officer if the directorship is of the Legg Mason Funds or their investment advisers or any affiliated person thereof. Footnote one clarifies that the exception does not apply to a company that is affiliated with a fund because the fund owns 5% of the company’s stock, or because the company owns more than 5% of the fund’s stock and the company is not part of the Legg Mason complex.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

     The directors of the Registrant’s determined that its board has at least one audit committee financial expert serving on its Audit Committee.

     Mr. Arthur S. Mehlman is the Audit Committee financial expert. He is “independent.”

Item 4. Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended March 31, 2004 — $34,330 Fiscal Year Ended March 31, 2005 — $24,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

PricewaterhouseCoopers LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended March 31, 2004 — $870 Fiscal Year Ended March 31, 2005 — $1,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant by PricewaterhouseCoopers LLP during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.
PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a) through (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is delegation to its Chairperson of the authority to pre-approve items for which a decision may be desired prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

Fiscal Year Ended March 31, 2004 — $474,477 Fiscal Year Ended March 31, 2005 — $302,596

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments

     The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     The Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders

     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21201, Attn: Fund Secretary.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	The Registrant is not a closed-end management investment company.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Special Investment Trust, Inc.

By: /s/ Mark R. Fetting

Mark R. Fetting
President, Legg Mason Special Investment Trust, Inc.
Date: May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting

Mark R. Fetting
President, Legg Mason Special Investment Trust, Inc.
Date: May 27, 2005

By: /s/ Marie K. Karpinski

Marie K. Karpinski
Treasurer, Legg Mason Special Investment Trust, Inc.
Date: May 27, 2005